UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2012

VISCOUNT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

000-49746
(Commission File Number)

Nevada	88-0498181
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

4585 Tillicum Street, Burnaby, British Columbia, Canada V5J 5K9
(Address of principal executive offices) (Zip Code)

+1 (604) 327-9446
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2012, Dennis Raefield, age 65, was appointed Chief Operating Officer and Chief Sales Officer of Viscount Systems, Inc.

Mr. Raefield was previously President of Honeywell Access Systems, a division of Honeywell International, which manufactures enterprise level access control systems for Fortune 100 clients. Prior, Mr. Raefield was President of Pinkerton Systems Integration (now Securitas), a security system integration business installing video, access control and alarms to Fortune 500 clients. He was also Owner/CEO of Omega Corporate Security, a west coast premier systems integrator based in the San Francisco area. Mr. Raefield holds a Bachelor of Science degree in Mechanical Engineering from Santa Clara University, and is a member of ASIS, SIA, ESA, ISIO, CAA, and CSAA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viscount Systems, Inc.
Date	December 18, 2012	(Registrant)

/s/ Stephen Pineau
Stephen Pineau, President